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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): October 7, 1997


                        ADVANCED MICRO DEVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                   1-7882             94-1692300
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(State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)        File Number)      Identification No.)


     One AMD Place,
     P.O. Box 3453
   Sunnyvale, California                          94088-3453
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(address of principal executive offices)          (Zip Code)


Registrant's telephone number,
 including area code:                           (408) 732-2400



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Item 5.  Other Events.
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     On October 7, 1997, Advanced Micro Devices, Inc. (the Company) announced its third quarter revenues. The Company reported a net loss of $31,675,000 on sales of $596,644,000 for its third quarter, ended September 28, 1997. The loss amounted to $0.22 per share. The full text of the press release is set forth in
Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.
------------------------------------------

(c)  Exhibits:

     99  Press release dated October 7, 1997


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                                 SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ADVANCED MICRO DEVICES, INC.
                                              (Registrant)



Date:  October 23, 1997               By:   /s/ Geoff Ribar
                                            _____________________________
                                            Geoff Ribar
                                            Vice President
                                            Corporate Controller

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                                Exhibit Index
                                -------------


Exhibit Number     Exhibit
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     99      Press release dated October 7, 1997


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